Filed pursuant to Rule 497(e)

File Nos. 033-36528 and 811-06161

ALLIANZ FUNDS

Supplement Dated April 17, 2020

to the Statement of Additional Information

of Allianz Funds

Dated August 28, 2019 (as supplemented thereafter)

Disclosure Relating to AllianzGI Global Small-Cap Fund and AllianzGI Small-Cap Fund (each a “Fund”)

Effective immediately, the subsection “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” is hereby revised to remove all references to is hereby revised to remove all references to K. Mathew Axline, Blake Burdine, Stephen Lyford and Robert S. Marren as portfolio managers of each Fund.

The Subsection is hereby further revised to indicate that Steven Klopukh and Tim McCarthy have been added as portfolio managers of the Funds.

Information regarding other accounts managed by Messrs. Klopukh and McCarthy, as well as their ownership of securities of each Fund, each as of April 15, 2020, is provided below.

Other Accounts Managed

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Steven Klopukh, CFA	5	432.5	4	178.2	5	427.2
Tim McCarthy, CFA	2	397.2	3	172.9	5	427.2

Accounts and Assets for which Advisory Fee is Based on Performance

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Steven Klopukh, CFA	0	0	0	0	1	80.7
Tim McCarthy, CFA	0	0	0	0	0	0

Securities Ownership

Global Small-Cap	Dollar Range of Equity Securities
Steven Klopukh, CFA	None
Tim McCarthy, CFA	None

Small-Cap	Dollar Range of Equity Securities
Steven Klopukh, CFA	None
Tim McCarthy, CFA	None

Please retain this Supplement for future reference.